UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): May 26, 2005

GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22853
(Commission file number)

76-0526032
(I.R.S. Employer Identification No.)

10111 Richmond Avenue, Suite 340, Houston, Texas     77042
                    (Address of principal executive offices)                               (Zip Code)

(713) 963-9522
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|__| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|__| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|__| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|__| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.     CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     (a)     On May 23, 2005, GulfMark Offshore, Inc. (the "Company") notified Ernst & Young LLP ("E&Y") that it had dismissed E&Y as its independent registered public accounting firm.

     The reports of E&Y on the financial statements of the Company for the years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle, other than E&Y's report on management's assessment of the effectiveness of internal control over financial reporting wherein they concluded that, based on the COSO criteria and the material weaknesses identified by management, the Company did not maintain effective internal control over financial reporting as of December 31, 2004 as reported in the Company's Form 10-K/A, Item 9A filed on April 26, 2005.

     During the years ended December 31, 2004 and 2003 and through May 23, 2005, there were no disagreements with E&Y on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference thereto in connection with its reports on the Company's financial statements for such years.

     No reportable event as described in paragraph (a)(1)(v) of item 304 of Regulation S-K has occurred during the years ended December 31, 2004 and 2003 and through May 23, 2005 other than E&Y reported to the Audit Committee of the Company the existence of certain weaknesses in the Company's internal controls over financial reporting, which we believe are "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K. Those weaknesses, after discussion with the Company's Audit Committee, were subsequently disclosed in the Company's Form 10-Q filed on November 9, 2004, in its Form 10-Q/A filed on March 31, 2005, in its Form 10-K, Item 9A, filed on March 31, 2005 and in its Form 10-K/A, Item 9A filed on April 26, 2005. The Company has authorized E&Y to fully respond to any inquiries of its successor independent auditor regarding those weaknesses.

     The Company requested that E&Y furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 26, 2005, is filed as Exhibit 16.1 to this Form 8-K.

     (b)     The decision to dismiss E&Y as the Company's independent accountants was approved by the Audit Committee of the Board of Directors on May 23, 2005.

     (c)     On May 24, 2005, the Audit Committee of the Board of Directors of the Company appointed UHY Mann Frankfort Stein & Lipp CPAs LLP ("UHY") as its independent registered public accounting firm for the year ending December 31, 2005.

     The Company did not consult with UHY during the years ended December 31, 2004 and 2003, and through May 25, 2005, on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 9.01.     Financial Statements and Exhibits

            (c)     Exhibits

            The following exhibit is filed with this report.

Exhibit No.              Description
   16.1                      Letter from Ernst & Young LLP to the Securities and Exchange Commission
                                dated May 26, 2005

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 26, 2005

                                                                            GulfMark Offshore, Inc.
                                                                            (Registrant)
                                                                  By:     /s/ Edward A. Guthrie
                                                                            -------------------------------
                                                                            Executive Vice President and
                                                                            Chief Financial Officer